UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

March 19, 2019

(Date of Report, Date of Earliest Event Reported)

COVIA HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

001-38510

(Commission File Number)

Delaware	13-2656671
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3 Summit Park Drive, Suite 700, Independence, Ohio	44131
(Address of Principal Executive Offices)	(Zip Code)

(800) 255-7263

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2019, Covia Holdings Corporation (“we,” “us,” “our” or “registrant”), the guarantors party thereto, the lenders party thereto, and Barclays Bank PLC, as administrative agent, entered into entered into the First Amendment (“First Amendment”) to our Credit and Guaranty Agreement dated as of June 1, 2018 (“Credit Agreement”).  The First Amendment amends the maximum leverage ratio covenant (“Financial Covenant”) under the Credit Agreement to be no more than 6.60:1:00 for the fiscal quarters ending March 31, 2019 to December 31, 2019, 5.50:1:00 for the fiscal quarters ending March 31, 2020 to December 31, 2020, 4.50:1:00 for the fiscal quarters ending March 31, 2021 to June 30, 2021, 4.25:1:00 for the fiscal quarters ending September 30, 2021 to December 31, 2021, and 4:00:1.00 for fiscal quarters ending March 31, 2022 and thereafter.  The Financial Covenant is subject to certain covenant reset triggers (“Covenant Reset Triggers”), each as more specifically described within the First Amendment.  If a Covenant Reset Trigger occurs, the maximum leverage ratio level under the Financial Covenant will become 3.50:1.00.

A copy of the First Amendment is filed as Exhibit 10.1 to this Form 8-K.  The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment which is incorporated herein by reference.

The First Amendment included as an exhibit to this Form 8-K is intended to provide the reader with information regarding its terms and is not intended to provide any other factual or disclosure information about us or the other parties to the First Amendment and Credit Agreement.  The First Amendment and Credit Agreement contain representations, warranties, and covenants by the parties thereto, and those representations, warranties, and covenants:

•	were made solely for purposes of the First Amendment and Credit Agreement and for the benefit of the parties specified therein;
•

have been qualified by disclosures that were made to the other parties in connection with the negotiation of the First Amendment and Credit Agreement, including being qualified by confidential disclosures made by one party to others for the purpose of allocating contractual risk between them that differ from those applicable to investors;

•	may apply standards of materiality in a way that is different from what may be viewed as material to the reader or other investors;
•	were made only as of the date of the First Amendment and Credit Agreement or such other date(s) specified in the applicable document and are subject to more recent developments; and
•	may not describe the actual state of affairs as of the date they were made or at any other time.

Investors should not rely on the representations, warranties, and covenants in the amendment or credit facility agreement, or any description thereof, as characterizations of the actual state of facts or our condition.  Investors should review the amendment and credit facility agreement, or any descriptions thereof, not in isolation, but only in conjunction with the other information about us that we include in reports, statements, and other filings we make with the SEC.

Item 2.02	Results of Operations and Financial Condition.

On March 21, 2019, we issued a press release reporting our financial results for the full year and fourth quarter of fiscal 2018.  The press release provided information regarding EBITDA and adjusted EBITDA, which are non-GAAP financial measures, as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229).  We define EBITDA as net income from continuing operations before interest expense, income tax expense, depreciation, depletion and amortization, and adjusted EBITDA as EBITDA before non-cash stock-based compensation, merger-related expenses, restructuring charges, asset impairments and certain other income or expenses.

The press release posted in the Investor Relations section of our website contains a presentation of the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and a reconciliation of each such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.  We believe the presentation of the non-GAAP financial measures enhance an investor’s understanding of our financial performance.  In addition, our management uses the non-GAAP financial measures to assess the results of our operations.  Non-GAAP financial information should not be considered in isolation or viewed as a substitute for net income or other measures of performance as defined by GAAP.  Moreover, non-GAAP financial information as reported by us is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the press release, including information concerning forward-looking statements and factors that may affect our future results.  The information in Exhibit 99.1 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.  By furnishing the information in this Form 8-K and the attached exhibit, we are making no admission as to the materiality of any information in this Form 8-K or the exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
(a)	Creation of a Direct Financial Obligation

The information required by this item is included in Item 1.01 of this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 21, 2019, we posted an investor presentation to the Investor Relations section of our website.  The presentation includes non-GAAP financial measures.  The presentation includes a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.  See Item 2.02 above for more information regarding our use of non-GAAP financial measures.

Attached as Exhibit 99.2 to this Form 8-K is a copy of the investor presentation, including information concerning forward-looking statements and factors that may affect our future results.  The information in Exhibit 99.2 shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.  By furnishing the information in this Form 8-K and the attached exhibit, we are making no admission as to the materiality of any information in this Form 8-K or the exhibit.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits. Exhibits denoted with an asterisk (*) are filed herewith.

Exhibit No.	Description
10.1*	First Amendment to Credit and Guarantee Agreement dated March 19, 2019.
10.2

Credit and Guarantee Agreement, dated as of June 1, 2018, by and among Covia Holdings Corporation, Barclays Bank PLC and BNP Paribas Securities Corp., as lead arrangers and joint bookrunners, and the other parties named therein (incorporated by reference to Exhibit 10.10 to our Current Report on Form 8-K filed with the SEC on June 6, 2018).

99.1*	Covia Holdings Corporation press release dated March 21, 2019.
99.2*	Covia Holdings Corporation investor presentation dated March 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COVIA HOLDINGS CORPORATION

Date:	March 21, 2019	/s/ Andrew D. Eich
Andrew D. Eich
Executive Vice President and Chief Financial Officer